SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: January 15, 2001



                       GreatBio Technologies, Inc.
--------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)



         Nevada                         0-26057               82-0507874
---------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)  (IRS Employer
 incorporation or organization)                          Identification No.)



    Tech Enterprise Center Suite 201,
       150 Lucius Gordon Drive,
          West Henrietta, NY                                       14586
----------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code (716) 214-2441

ITEM 4.         CHANGE IN REGISTRANT'S CERTIFIYING ACCOUNTANTS

       (a)      Previous independent accountants

                On January 16, 2001, GreatBio Technologies, Inc. dismissed LeMaster & Daniels PLLC as its independent accountants. The Registrant's Board of Directors approved the decision to change independent accountants. The reports of LeMaster & Daniels PLLC on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion, audit scope or accounting principle. However, LeMaster & Daniels did report uncertainty as to the company's ability to continue as a going concern. In connection with its audits for the two most recent fiscal years and through January 15, 2001 there have been no disagreements with LeMaster & Daniels PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of LeMaster & Daniels PLLC would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through January 15, 2001, there have been no reportable events as defined in Regulation S-K
                Item 304(a)(1)(v). The Registrant has requested that
                LeMaster & Daniels PLLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January __ 2001, is filed as Exhibit 16 to this Form 8-K.

     (b)        New independent accountants

                The Registrant engaged Arthur Andersen LLP as its new independent accountants as of January 15, 2001. During the two most recent fiscal years and through January 15, 2001, the Registrant has not consulted with Arthur Andersen LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

       (c)      Exhibits.
                                                                         Page

                (16)  Letter regarding change in certifying accountant.    3

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated: January 17, 2001


                                               GreatBio Technologies, Inc.


                                               By: /s/ Michael L. Weiner
                                                  ----------------------------
                                               Name:    Michael L. Weiner
                                               Title:   President